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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 24, 1999


                             NOVELLUS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        CALIFORNIA                     000-17157                 77-0024666
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   3970 North First Street, San Jose, CA 95134
          (Address of Principal Executive Offices, Including Zip Code)


                                 (408) 943-9700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS.

     On February 24, 1999, Novellus Systems, Inc. (the "Company") priced its offering of 3,860,000 shares (the "Shares") of its Common Stock (together with an over-allotment option of 579,000 shares) at $67.50 per share. Attached hereto as exhibits to this Current Report on Form 8-K is the (i) Underwriting Agreement dated as of February 24, 1999 among the Company and Hambrecht & Quist LLC, relating to the issuance of the Shares.

Item 7. Exhibits

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
     1.1       Underwriting Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 1999

                                           NOVELLUS SYSTEMS, INC.

                                           By: /s/ Robert H. Smith
                                              ----------------------------------
                                              Robert H. Smith
                                              Executive Vice President,
                                              Finance and Administration, Chief
                                              Financial Officer, Secretary
                                              (Principal Financial Officer)

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                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
  1.1          Underwriting Agreement